POWER OF ATTORNEY


     The undersigned, Debra K. Harlow, hereby constitutes and appoints Robert D. Heuchan or David A. Coffey, as the undersigned's true and lawful attorney-in-fact and agent, from the date hereof until such authority is terminated by me in writing, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any Form 3 - Initial Statement of Beneficial Ownership of Securities, Form 4 - Statement of Changes in Beneficial Ownership of Securities, Form 5 - Annual Statement of Changes in Beneficial Ownership, or Form ID - Uniform Application For Access Codes to File on Edgar, required to be filed by the undersigned with respect to the undersigned's beneficial ownership of securities of Third Century Bancorp (the "Company"), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any national stock market on which the Company's securities are listed, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or a substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Executed as of this 24th day of May, 2004.


/s/ Debra K. Harlow
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Debra K. Harlow



STATE OF INDIANA    )
                    ) SS:
COUNTY OF JOHNSON   )

     Before me, the undersigned Notary Public in and for said State and County, personally appeared Debra K. Harlow, and acknowledged to me to be the person who executed the foregoing Power of Attorney as his/her act and deed, this 24th day of May, 2004.



                                 /s/ Kimberly A. Childers
                                 ------------------------------------------
                                  Notary Public

                                 Kimberly A. Childers
                                 ------------------------------------------
                                  Printed Name


                                 Johnson
                                 -----------------------------------------
                                 County of Residence

My Commission Expires:


    June 29, 2008
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